Exhibit 99.1

Next Wave of Medicines BioXcel Therapeutics, 780 East Main Street, Branford, CT 06405 www.bioxceltherapeutics.com (NASDAQ: BTAI)

Safe Harbor Statement This document may contain forward-looking statements. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, the uncertainties associated with our limited operating history, product development, the regulatory approval process of the FDA, the market for our product candidates, the success of BXCL501 and BXCL701, the risks associated with dependence upon key personnel and the need for additional financing. Except as required by law, we do not assume any obligation to update forward-looking statements as circumstances change. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov and https://ir.bioxceltherapeutics.com/all-sec-filings.

First Public Company Unleashing the Power of AI Across the Entire R&D Value Chain Developing high value therapeutics in neuroscience and immuno-oncology UNBIASED, SYSTEMATIC ANALYSIS OF THE ENTIRE DISEASE SPACE 50+ million publications and other data sources UNEARTHING NOVEL CONNECTIVITIES IN DISEASE PATHOPHYSIOLOGIES R&D expert infused, proprietary algorithms and development process IDENTIFICATION OF TRANSFORMATIONAL TREATMENT MODALITIES Leveraging the pool of > 2500 phase II/III clinical candidates and approved medicines OPTIMIZES R&D ECONOMICS, SHORTENS DEVELOPMENT TIMELINES AND INCREASES PROBABILITY OF SUCCESS

Applying Artificial Intelligence to Drug Discovery and Development Through Exclusive Relationship with BioXcel (Parent)

De-risked approach BXCL501 BXCL702 BXCL701 Clinical PK/PD Target Engagement CMC Clinical Proof of Mechanism Regulatory Path Clinical Safety BXCL502 Large Market Opportunity Faster Path to Market Lower Cost of Development Higher Probability of Success Our Focus : Neuroscience and Immuno-Oncology

First-in-class neuroscience and immuno-oncology pipeline with multiple near-term milestones Phase 1/2 Phase 3 Anticipated Milestones Program Emerging Programs Product Candidate BXCL502 Hematological Malignancies Selection of clinical program BXCL701 (DPP 8/9 & FAP Inhibitor) Immuno-oncology Neuroendocrine Prostate Cancer (tNEPC) Pancreatic Cancer Acute Agitation BXCL501 (Selective α2a Adrenergic Receptor Agonist) Geriatric Dementia IV Dexmedetomidine Schizophrenia/Bipolar IV Dexmedetomidine BXCL702 Neurodegeneration Additional Discovery through an exclusive relationship with BioXcel (Parent) Future Programs Worldwide Rights BA/BE* Film Initiate Phase 1b trials (1H 2018) Trial data readouts (2H 2018) Launch registration trials (1H 2019) Initiate Phase 2 trials (2H 2018) Preliminary readouts (1H 2019) Final PoC readout (2H 2019) *Bridging bioavailability/bioequivalence (BA/BE) study for optimizing BXCL501 sublingual thin film dose for phase 3 registration trials BioXcel Therapeutics Pipeline: Rapid Human PoC and Development Path

Clinical Programs BXCL501

BXCL501: Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation PRN treatment for mild to moderate agitation Rapid Clinical Development and Regulatory Approval Path (505(b)(2)) Agitation resulting from Alzheimer’s and Schizophrenia / Bipolar disease PoC in Agitated Delirium NDA 2020 Agitation: a growing global healthcare issue ($40B+) Existing treatments are suboptimal; invasive with severe side effects BXCL501: innovative approach for acute treatment of agitation Directly targets a causal agitation mechanism Rapid onset of action; easy to administer sublingual film Established regulatory and reimbursement path (Adasuve)

BXCL501: The Sublingual Film Formulation of Dexmedetomidine (Dex) Sublingual film formulation under development with multuple dose strengths Low dose (in mcg) ideal for film formulation Good aqueous solubility for rapid absorption Favorable chemical stability in oral mucosa Tasteless Initially developed by Hospira as anesthetic/sedative; US 1999 Prescribed to more than 8M patients Studied in 120 clinical trials Demonstrated efficacy in managing agitation from delirium in ICU The Right Pharmacology and Safety Profile Ideal Pharmaceutical Properties for a non-invasive Sublingual Film Formulation Effective Dose Sedative Dose Tolerable Dose 0.5µg/kg 1.6µg/kg >5µg/kg Large Therapeutic Index

Acute Agitation Clinical Study Shows Easily Measured Endpoints Hyperactive delirium patients refractory to haloperidol are difficult to treat BXCL501 MoA Proven to Treat Agitated Delirium in Elderly All Haloperidol-refractory Agitated Patients (n=46) were Calmed by Dex Treatment Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 0 -1 -2 1 2 3 4 5 0 15 30 45 60 120 240 360 480 600 Richmond Agitation Sedation Scale, Points p = .01 Minutes Start IV Haloperidol IV Haloperidol + IV Dex IV Dex only Mean dose 0.47+/- 0.12 µg/kg/hr

BXCL501 Integrated Clinical Development Plan Acute agitation studies: short with easily measurable clinical endpoints IV Dex PK/PD Safety IV Dex Efficacy (Open Label) Agitated AD Patients Agitated Schizophrenics and Bipolar Patients Sublingual Thin Film (BXCL501) Registration Trials Sublingual Thin Film (BXCL501) *Clinical Development plan subject to agreement with FDA 2018 2020 2019 Bridging Bioequivalence Study Agitated Mild AD (N=10) Agitated Schizophrenics (N=10) Healthy Elderly Mild Probable AD (Multiple Cohort) Schizophrenics on Atypical Antipsychotics (Multiple Cohort)

Healthcare Costs Associated with Agitation are a Significant Economic Burden Cost of acute agitation treatment across neuroscience disorders estimated >$40 billion U.S. Addressable Market for Acute Treatment of Agitation Delirium Alcohol Withdrawal DTs PTSD/Hyperarousal Pre-MRI Anxiety Indication Expansion BXCL501: Rapid Development Path with Large Market Potential 12 – 24 episodes per patient Reimbursement; $145 per episode at launch * Alzheimer’s and Schizophrenic / Bipolar patients Patients (mm) *

Clinical Programs BXCL701

BXCL701: Potential First-in-Class Oral IO Therapy Targeting tNEPC and Pancreatic Cancer Disruptive immuno-oncology platform with potential to create transformative franchise Rare Tumors with Large Market Opportunity and Limited Competition Human PoC in Melanoma with BXCL701 established BXCL701 MoA, DPP8/9 Inhibition Validation of AI Approach(1) FDA Orphan Drug Designation Partnership BXCL701 converts “cold” (immune resistant) tumors to “hot” (immune permissive) tumors Differentiated mechanism of action inhibits DPP 8/9 & FAP, induces immune activation and blocks immuno-evasion Clinical proof of mechanism and tolerable safety profile from 700 patients Potential for accelerated approval and breakthrough therapy designations Offers synergistic benefit in combination with checkpoint inhibitors and other IO therapies (1) http://www.nature.com/nchembio/journal/v13/n1/abs/nchembio.2229.html?foxtrotcallback=true

BXCL701: Existing Clinical Evidence Enables Rapid Development Path Data from >700 patients demonstrate well characterized human PK/Target Inhibition/PD, melanoma, and anti-tumor activity ----Daily BXCL701 Dose---- Stimulation Of Immune Cells Target Inhibition Induction of Pro-inflammatory Cytokine BXCL701 Human Proof of Concept Single Agent Efficacy ~10% CR/PR with long duration, similar to Yervoy anti-CTL4 Dose More than $75 million investment (Point Therapeutics)

Triple Combination Achieved Complete Regression and Immunity in Pancreatic Tumors Combo with anti-PD1 and NKTR-214 fully stimulates immune system, ”curing” mice, making them resistant to new tumors Mean Tumor Volume (mm3) Days After Tumor Re-challenge BXCL701 Dosing Vehicle BXCL701 Triple Combination Dosing Stopped

Pancreatic Cancer Clinical Development Plan: Mechanistic and Anti-PD1 Combo Trial Biomarker driven development in advanced pancreatic cancer, potential breakthrough designation Global* Pivotal Study YES Activity Stop NO 3 Weeks of BXCL701 Treatment Before Surgery Pre and Post Tissue Available (N=15) Combo with Keytruda Pre and Post Biopsy (N=30) Simon 2-stage: 15+15 Primary Endpoint: ORR Combination: > 15% Secondary Endpoint: DoR, PFS, OS Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils) Demonstration of immune cell infiltration/activation to validate MOA Louis M. Weiner Director Neoadjuvant Proof of Mechanism Trial Efficacy Trial in Metastatic Patients after First-line Treatment

tNEPC Clinical Development Plan: Single Agent and Combination with Anti-PD1 Biomarker driven development, breakthrough and fast track designation potential *Expect to commence global development planning (focus on EU and Japan) during Phase 2 Global* Pivotal Study Phase 2 Stage 2 (N=15) Phase 2 Stage 1 (N=15) Safety Run-in Safety/PD/immune-phenotyping (N=6) Simon 2-stage: 15+15 Primary Endpoint: ORR Single agent: > 10% Combination: increase from ~3-5% (Keytruda single agent) to > 15% Secondary Endpoint: DoR, PFS, OS Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils) Phase 2b Expansion (N=30) Single Agent Combination with Keytruda Emmanuel Antonarakis Principal Investigator for Keynote 199 Prostate Cancer

Large Market Opportunity Limited competition Patients Eligible for BXCL701: 20k Pancreatic Cancer Abraxane Sales ~$1 billion tNEPC 30% progress to tNEPC: 30k Zytiga and Xtandi Sales ~$4.5 billion 50% Patients Eligible for 2L 2017 Pancreatic Cancer Patients ~53,000 Patients Eligible for Treatment with ADT ~180k US Prostate Cancer Patient Population ~3mm BXCL701 Combination Therapy

Offers Pipeline-in-a-Product Platform Broad potential across multiple IO modalities Rationale Impact MoA complementary to IO checkpoints by stimulation of innate and acquired immune system Stimulation of chemotaxix, cytoxicity and formation of memory T-cells Strong and tolerable adjuvant activity Clinically demonstrated stimulation of effector cells, natural killer cells Increases efficacy in patients with “cold” tumors Expansion from blood tumors to solid tumors and duration of responses Optimization of cancer vaccine efficacy Increased efficacy, expansion to patients with low target expression Checkpoint Inhibitors Cellular Therapies Therapeutic Vaccines ADCC-Monoclonal Antibodies BXCL701

Value Creation Catalysts

Key Milestones for Value Creation Two mid-stage clinical trial candidates Drug Indication 1H’18 2H’18 1H’19 2H’19 2020 and Beyond BXCL501 Geriatric Dementia IV Dex Study Ongoing IV Dex Data Readout PK/PD PoC Trial Bio-Equivalence Film Study Initiation Registration Trial NDA Schizophrenia / Bipolar Disease IV Dex Study Planned IV Dex Data Readout PK/PD PoC Trial Bio-Equivalence Film Study Initiation Registration Trial BXCL701 Neuroendocrine Prostate Cancer (tNEPC) Single Agent & Combo Trial Initiations Preliminary Readout Final PoC Readout Registration Trial NDA Pancreatic Cancer (PDA) Neoadjuvant Proof of Mechanism Trial Initiation Combination Trial Initiation Mechanistic (MOA) Readout Combination Readout Registration Trial Emerging Programs Neuroscience and Immuno-oncology Selection of Next Candidate(s)

Optimally Positioned for Execution Support from world-class investors Completed Initial Public Offering in March 2018, generating gross proceeds of $60 million Major shareholders include Fidelity (10.7%) and Artemis (7.7%) Total cash and cash equivalents of $55.5 million as of March 31, 2018 Funded to Reach Multiple Inflection Points

World-Class Leadership Team Supported By Strong Board of Directors and Advisory Board Combined experience of 150+ years in drug development with 15 approved drugs Management Team Peter Mueller Chairman of Board Vimal Mehta CEO & Member of Board Frank Yocca Chief Scientific Officer Krishnan Nandabalan Member of Board CuraGen Genaissance Richard I. Steinhart Chief Financial Officer Inpharmatica CuraGen AstraZeneca BMS Remedy Pharmaceuticals MELA Sciences Vincent J. O’Neill Chief Medical Officer Mirna Sanofi-Aventis Board of Directors Axcella Vertex Boehringer Ingelheim Steven Paul President & CEO, Voyager Therapeutics Sheila Gujrathi Member of Board, Five Prime Therapeutics Steve Laumas Member of Board Goldman Sachs Alnylam SAGE Therapeutics Eli Lilly Receptos BMS Genentech 25+ years experience of corporate strategy and financing Results-driven serial healthcare entrepreneur, investor and advisor 30+ years of pharma and biotech experience VP and Head, AZ; Neuroscience Executive Director, BMS 15+ years of therapeutic experience CMO, Mirna Therapeutics VP, Sanofi-Aventis Group Director, Genentech Clinical Director, GSK 25+ years of corporate finance experience CFO, Remedy Pharmaceuticals SVP & CFO, MELA Sciences 35+ years of Neuroscience expertise Venture Partner, Third Rock Ventures CEO, Voyager Therapeutics Co-Founder, SAGE Therapeutics President, Lilly Research Laboratories 15+ years clinical development experience CMO, Receptos VP, Immunology, Bristol-Myers Squibb Franchise Leader, Genentech 20+ years of experience in healthcare investments CEO, Bearing Circle Capital Managing Director, North Sound Capital Innovator of AI Platform Drug discovery & development and global business development & licensing (Viibryd) 30+years pharma & biotech experience EVP, Global R&D/CSO Vertex SVP, R&D Boehringer Ingelheim President, R&D/CSO Axcella Health Strategic Advisors

BioXcel Therapeutics Investment Highlights Developing high value therapeutics in neuroscience and immuno-oncology utilizing a novel artificial intelligence platform Proven Track Record of Drug Development Approach Improves Development Efficiency and Probability of Success BXCL501 Data Readouts; Initiation of BXCL701 Clinical Studies; Selection of New Candidate(s) First-in-Class Sublingual Thin Film for Acute Treatment of Agitation FASTER DEVELOPMENT PATH First-in-Class IO Platform with Broad Applicability Targeting Rare Cancers AI-Based Drug Development BXCL701 BXCL501 Multiple Near-term Catalysts World Class Leadership

Dr. Vimal Mehta, CEO BioXcel Therapeutics, Branford, CT 06405 USA vmehta@bioxceltherapeutics.com